CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013	Mar. 31, 2012
Net income	$ 595	$ 448	$ 184
Other comprehensive income (loss), net of tax:
Change in cumulative foreign currency translation adjustment	(9)	16	0
Comprehensive income	586	464	184
Less: comprehensive loss attributable to non-controlling interest	(1)	0	0
Comprehensive income attributable to Highway Holdings Limited's shareholders	$ 587	$ 464	$ 184